JONES, DAY, REAVIS & POGUE
                           32nd FLOOR
                      599 LEXINGTON AVENUE
                   NEW YORK, NEW YORK  10022



                         July 15, 1994



Via EDGARlink

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


               Re:  Forum Group, Inc.
                  Preliminary Proxy Statement


     On behalf of Forum Group, Inc. (the "Company"), attached for filing pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, are a preliminary proxy statement and form of proxy relating to the Company's 1994 Annual Meeting of Shareholders.

      Payment in the amount of $125.00 for the applicable filing fee has been made by wire transfer to Mellon Bank in Pittsburgh, Pennsylvania (ABA No. 043000261).

      Please contact me at (212) 326-3800 or, in my absence, Troy B. Lewis of this firm at (214) 969-3721 with any questions that the Staff may have.

                                Very truly yours,

                                /s/ Robert A. Profusek

Attachment

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          SCHEDULE 14A
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the registrant                           [x]
Filed by a party other than the registrant        [  ]
Check the appropriate box:
  [x]     Preliminary proxy statement
  [  ]    Definitive proxy statement
  [  ]    Definitive additional materials
  [  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule
14a-12

                     ______________________

                        FORUM GROUP, INC.
        (Name of Registrant as Specified in Its Charter)

                        FORUM GROUP, INC.
           (Name of Person(s) Filing Proxy Statement)
                     ______________________

Payment of filing fee (Check the appropriate box):

[x]  $125  per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),  or
     14a-6(j)(2).
[  ] $500  per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[  ] Fee   computed  on  table  below  per  Exchange  Act   Rules
     14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: Not Applicable
     (2)   Aggregate  number of securities to  which  transaction
     applies:   Not Applicable
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Not Applicable
          (4)   Proposed  maximum aggregate value of transaction:
          Not Applicable

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:  Not Applicable
     (2)   Form,  schedule  or registration statement  no.:   Not
     Applicable
     (3)  Filing party: Not Applicable
     (4)  Date filed: Not Applicable

                       FORUM GROUP, INC.
               8900 Keystone Crossing, Suite 200
                     Post Office Box 40498
               Indianapolis, Indiana  46240-0498
                   Telephone:  (317) 846-0700



Dear Shareholder:


      You are cordially invited to attend the 1994 Annual Meeting of Shareholders of Forum Group, Inc., which will be held at Wyndham Checkers, 535 South Grand Avenue, Los Angeles, California, on Tuesday, September 13, 1994, at 9:00 a.m., Los Angeles time. All holders of the Company's outstanding Common Stock as of July 29, 1994 are entitled to vote at the Annual Meeting.

      Enclosed  for  your  information are  the  Company's  Proxy
Statement and the Company's Report on Form 10-K for the fiscal year ended March 31, 1994. We hope that you find these materials to be informative.

      We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, you are urged to complete, sign, date and return the proxy card in the enclosed envelope as promptly as possible in order to make certain that your shares will be represented at the Annual Meeting.




                                ROBERT A. WHITMAN,
                                Chairman of the Board

August ___, 1994

                       FORUM GROUP, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       September 13, 1994




     The Annual Meeting of Shareholders of Forum Group, Inc. (the "Company") will be held at Wyndham Checkers, 535 South Grand Avenue, Los Angeles, California, on Tuesday, September 13, 1994, at 9:00 a.m., Los Angeles time, for the following purposes:

     1. To elect eleven directors to serve for one-year terms expiring in 1995 (Proxy Item 1);

     2. To consider and vote upon the deletion of certain provisions of the Company's Restated Articles of Incorporation (the "Articles of Incorporation") which prohibit the issuance of nonvoting equity securities (Proxy Item 2);

     3. To consider and vote upon an amendment to the Articles of Incorporation relating to the indemnification of directors and officers of the Company (Proxy Item 3);

     4. To consider and vote upon an amendment to the Articles of Incorporation relating to the definition of "Continuing Director" (Proxy Item 4);

     5.      To consider and vote upon the approval of the Equity
        Incentive Plan (Proxy Item 5);

     6. To consider and vote upon the ratification of the appointment of independent accountants for the Company's fiscal year ending March 31, 1995 (Proxy Item 6); and

     7. To transact any other business which may be properly brought before the Annual Meeting.

     The close of business on July 29, 1994 has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.


                                    By  Order  of  the  Board  of
                                       Directors,



                                   JOHN H. SHARPE,
                                   Secretary

August ___, 1994

                       FORUM GROUP, INC.

                        PROXY STATEMENT
                              for
                 ANNUAL MEETING OF SHAREHOLDERS
                       September 13, 1994


Introduction

      The Board of Directors (the "Board") of Forum Group, Inc. (the Company") is soliciting proxies to be voted at the 1994 Annual Meeting of Shareholders (the "Annual Meeting") to be held in Los Angeles, California on September 13, 1994 and at any adjournment thereof. This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about August ___, 1994.

Shares Entitled to Vote

      Holders of shares of the common stock of the Company ("Common Stock") outstanding at the close of business on July 29, 1994 (the "Record Date") are entitled to notice of the Annual Meeting and to vote such shares at the Annual Meeting. At the close of business on the Record Date, there were 22,500,109 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each such share of Common Stock is entitled to one vote at the Annual Meeting. A majority of such shares of Common Stock represented in person or by proxy is necessary to provide a quorum at the Annual Meeting.

      Apollo FG Partners, L.P. ("AFG"), Forum Holdings, L.P. ("Forum Holdings"), Healthcare Resources I, L.P. ("Healthcare Resources") and their respective affiliates (collectively, the "Investors") together possess voting power with respect to approximately 73.0% of the shares of Common Stock outstanding at the close of business on the Record Date. See "Certain Relationships and Transactions -- 1993 Recapitalization" and "Security Ownership of Certain Beneficial Owners and Management." The Investors presently intend to vote all such shares for the election of the nominees for directors identified below, for the deletion of certain provisions of the Company's Restated Articles of Incorporation (the "Articles of Incorporation") which prohibit the issuance of nonvoting equity securities (the "Section 1123 Deletion Amendment"), for the adoption of the amendment to the Articles of Incorporation relating to the indemnification of directors and officers of the Company (the "Indemnification Amendment"), for the adoption of the amendment to the Articles of Incorporation relating to the definition of "Continuing Director" (the "Continuing Director Amendment"), for the adoption of the Equity Incentive Plan and for the ratification of the appointment of independent public accountants. Accordingly, in such circumstances, such matters would receive the requisite vote regardless of whether or the manner in which shares of Common Stock owned by any other shareholder are voted at the Annual Meeting.

Voting of Proxies

      This proxy solicitation is intended to afford shareholders the opportunity to vote regarding the election of directors, the adoption of each of the Section 1123 Deletion Amendment, the Indemnification Amendment and the Continuing Director Amendment, the approval of the Equity Incentive Plan and the appointment of independent accountants, and in respect of such other matters as may be properly brought before the Annual Meeting.

      A proxy may be revoked by filing with the Secretary of the Company prior to the exercise of the proxy either a written instrument revoking the proxy or an executed subsequent proxy or by voting in person at the Annual Meeting. Where a shareholder's proxy specifies a choice with respect to a matter the shares will be voted accordingly. If no such specification is made, the shares will be voted FOR the nominees for directors identified below, FOR the adoption of the Section 1123 Deletion Amendment, FOR the adoption of the Indemnification Amendment, FOR the adoption of the Continuing Director Amendment, FOR the approval of the Equity Incentive Plan and FOR the ratification of the appointment of independent public accountants.

      Abstentions and broker non-votes will be included in determining the number of shares present or represented at the Annual Meeting and any adjournment thereof for purposes of determining whether a quorum exists. Except as described below, abstentions and broker non-votes with respect to any matter brought to a vote at the Annual Meeting or any adjournment thereof will be treated as shares not voted for purposes of determining whether the requisite vote has been obtained, and therefore will have no effect on the outcome of the vote on any such matter. The Continuing Director Amendment requires the affirmative vote of holders of at least 66-2/3% of the shares of Common Stock entitled to vote at the Annual Meeting and actually voted thereon, but in any event not less than the affirmative vote of holders of a least a majority of the shares of Common Stock entitled to vote at the Annual Meeting. For purposes of determining whether the required 66-2/3% vote has been obtained with respect to the Continuing Director Amendment, abstentions and broker non-votes will be treated as shares not voted and therefore will have no effect, and for purposes of determining whether the requisite majority vote has been obtained with respect of the adoption of the Continuing Director Amendment, abstentions and broker non-voters will have the effect of a negative vote. The approval of the Equity Incentive Plan requires the affirmative vote of holders of a majority of the shares of Common Stock present, or represented, and entitled to vote thereon. For purposes of determining whether the requisite vote has been obtained with respect to the approval of the Equity Incentive Plan, abstentions will have the effect of a negative vote and broker non-votes will be treated as shares not entitled to vote and thus will have no effect.


                     ELECTION OF DIRECTORS
                     (Item 1 on the Proxy)

      Eleven directors of the Company are to be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been elected and qualified. The Board has nominated the persons listed below for election as directors at the Annual Meeting. All such persons are directors of the Company now in office and are nominees for re-election.

      A plurality of all votes cast at the Annual Meeting or any adjournment thereof is required to elect each of the nominees as directors. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. If any of them should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons named therein as proxies for a substitute designated by the Board.

     The Board recommends that shareholders vote FOR the election of each of the nominees. Proxies solicited by the Board will be so voted except where authority has been withheld.


    Name of Nominee, Principal                Served as a
 Occupation and Business Experience          Director Since       Age
 ----------------------------------          --------------       ---

Robert A. Whitman                                 1993            41
  President,  Chief  Executive   Officer
  and  Chairman  of  the  Board  of  the
  Company,  since  1993;  President  and
  Co-Chief  Executive  Officer  of   The
  Hampstead  Group,  a  privately   held
  investment   company,   since    1991;
  theretofore   Managing   Partner   and
  Chief  Executive Officer  of  Trammell
  Crow   Ventures,   the   real   estate
  investment,  banking  and   investment
  management   unit  of  Trammell   Crow
  Company,  and Chief Financial  Officer
  of  Trammell Crow Company, since prior
  to 1989.

    Name of Nominee, Principal                Served as a
 Occupation and Business Experience          Director Since       Age
 ----------------------------------          --------------       ---

Peter P. Copses                                   1993            35
  An    officer   of   Apollo    Capital
  Management,  Inc.  and  Lion   Capital
  Management,     Inc.,    respectively,
  general  partners of Apollo  Advisors,
  L.P.,  which acts as managing  general
  partner    of    certain    securities
  investment funds (including AFG),  and
  Lion  Advisors, L.P., which serves  as
  financial  advisor and  representative
  for  Altus  Finance and certain  other
  institutional investors  with  respect
  to   securities   investments,   since
  1990;    theretofore    employed    by
  Donaldson,    Lufkin   and    Jenrette
  Securities  Corporation, an investment
  firm,   in   1990;   and   theretofore
  employed  by  Drexel  Burnham  Lambert
  Incorporated,   an  investment   firm,
  since  prior  to  1989;  director   of
  Lamonts   Apparel,  Inc.,  a   company
  owning    clothing   and    department
  stores;  Calton, Inc.,  a  homebuilder
  with   operations   in   New   Jersey,
  California  and  Florida;  and   Zales
  Corporation, a company owning  jewelry
  stores.

Daniel A. Decker                                  1993            41
  Managing Director and General  Counsel
  of  The  Hampstead Group, a  privately
  held  investment company, since  1990;
  theretofore a partner in the law  firm
  of  Decker,  Hardt, Munsch and  Dinan,
  P.C., since prior to 1989.

James E. Eden                                     1993            56
  Owner  of  James E. Eden & Associates,
  a  consulting firm specializing in the
  senior   living  and  long-term   care
  industry,   President   of   Eden    &
  Associates,  Inc.. a  company  engaged
  in  the  senior  living and  long-term
  care   industry,  Chairman  and  Chief
  Executive  Officer of  Oakwood  Living
  Centers,  Inc., a company  which  owns
  and   operates   nursing   homes   and
  rehabilitation  centers,  since  1992;
  theretofore   employed   by   Marriott
  Corporation, a company which owns  and
  operates senior living facilities,  in
  various      capacities      including
  Executive  Vice  President  and   Vice
  President and General Manager,  Senior
  Living Services Division, since  prior
  to 1989.

Asher O. Pacholder                                1992            55
  Chairman  of  the Board  of  Pacholder
  Associates,   Inc.,   an    investment
  banking   and   advisory   firm,   and
  Chairman   and  President   of   USF&G
  Pacholder Fund, Inc., a publicly  held
  closed-end  investment company,  since
  prior   to   1989;  director   of   AM
  International,   Inc.,    a    company
  engaged   in   the   manufacture   and
  marketing    of   business    graphics
  equipment;   ICO,  Inc.,   a   company
  engaged  in  the  oil  field  services
  industry; United Gas Holding Corp.,  a
  company   engaged  in  the  gas   line
  transmission  industry; The  Southland
  Corporation, a company engaged in  the
  convenience   store   industry;    and
  Trump's  Castle  Associates,  L.P.,  a
  company   engaged   in   the    casino
  industry.

    Name of Nominee, Principal                Served as a
 Occupation and Business Experience          Director Since       Age
 ----------------------------------          --------------       ---

William G. Petty, Jr.                             1993            48
  President and Chief Executive  Officer
  of   Evergreen  Healthcare,  Inc.,   a
  company   engaged  in  the  healthcare
  industry, since prior to 1989.

Antony P. Ressler                                 1993            33
  Officer  of Apollo Capital Management,
  Inc.   and  Lion  Capital  Management,
  Inc.,  respectively, general  partners
  of  Apollo Advisors, L.P., which  acts
  as   managing   general   partner   of
  certain  securities  investment  funds
  (including  AFG), and  Lion  Advisors,
  L.P.,   which   serves  as   financial
  advisor  and representative for  Altus
  Finance     and     certain      other
  institutional investors  with  respect
  to   securities   investments,   since
  1990;    theretofore    Senior    Vice
  President  in  the  High  Yield   Bond
  Department  of Drexel Burnham  Lambert
  Incorporated,  an investment  company,
  since  prior  to  1989;  director   of
  Hanna-Barbera  Entertainment  Company,
  Inc.,   a  company  engaged   in   the
  entertainment   industry;    Cherokee,
  Inc.,   a  company  engaged   in   the
  manufacture    of   apparel;    Family
  Restaurants,  Inc., a company  engaged
  in  the  restaurant industry;  Lamonts
  Apparel,   Inc.,   a  company   owning
  clothing   and   department    stores;
  Gillette  Holdings,  Inc.,  a  company
  which  owns the Vail and Beaver  Creek
  ski  resorts and meat packing concern;
  PRI  Holdings, Inc., a company engaged
  in   the   manufacture  of   packaging
  materials;  and  United  International
  Holdings, Inc., a company engaged   in
  the cable television industry.

D. Ellen Shuman                                   1993            39
  Director of Investments - Real  Estate
  for    Yale   University   Investments
  Office, since prior to 1989.

Eric B. Siegel                                    1993            36
  An    officer   of   Apollo    Capital
  Management,  Inc.  and  Lion   Capital
  Management,     Inc.,    respectively,
  general  partners of Apollo  Advisors,
  L.P.,  which acts as managing  general
  partner    of    certain    securities
  investment funds (including AFG),  and
  Lion  Advisors, L.P., which serves  as
  financial  advisor and  representative
  for  Altus  Finance and certain  other
  institutional investors  with  respect
  to   securities   investments,   since
  1990;  theretofore a principal in  the
  law  firm of Cogut, Taylor, Siegel and
  Engelman  since  1989; theretofore  an
  associate  and subsequently a  partner
  in  the law firm of Irell and Manella,
  since  prior  to  1989;  director   of
  Interco,   Incorporated,   a   company
  engaged    in   shoe   and   furniture
  manufacturing  and  distribution,  and
  Sun  International Hotels, Limited,  a
  company   which  owns   and   operates
  hotels.

    Name of Nominee, Principal                Served as a
 Occupation and Business Experience          Director Since       Age
 ----------------------------------          --------------       ---

Merlin C. Spencer                                 1992            55
  President and Chief Executive  Officer
  of  TSI,  Inc., a company  engaged  in
  the   manufacture  of  fuel   handling
  equipment,   and  Garsite,   Inc.,   a
  company engaged in the manufacture  of
  aircraft   refuelers,   since    1993;
  principal  of  Spencer  &  Associates,
  Inc.,   a   Shawnee  Mission,  Kansas,
  management       consulting       firm
  specializing    in   the    retirement
  community  industry,  since  prior  to
  1989.

George D. Woodard                                 1992            47
  Owner  of  George  D.  Woodard,   CPA,
  Carmel,   Indiana,  a  company   which
  provides  accounting and tax  services
  to  the  business  community  and  the
  general public, since prior to 1989.


           THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The management of the Company is under the direction of the Board. The Board held 17 meetings during the Company's fiscal year ended March 31, 1994. Each director attended at least 75% of the meetings of the Board held while he or she was a director, and each director appointed to serve on one or more committees of the Board attended at least 75% of the meetings of such committee or committees held while he or she was a member thereof. During the fiscal year ended March 31, 1994, the Board also took action by written consent in lieu of a meeting on several occasions.

Board Committees

      The Board has established an Executive Committee, which has the authority, subject to applicable legal restrictions, to exercise all of the powers of the Board in the oversight of the management of the business and affairs of the Company. Messrs. Copses, Petty and Whitman serve on the Executive Committee.
During the fiscal year ended March 31, 1994, the Executive Committee met approximately once per week (or approximately 42 times) following the establishment of such committee on June 14, 1993.

      The Board has authorized the Executive Committee to perform the functions of a nominating committee. Accordingly, the Executive Committee is responsible for considering and making recommendations to the Board regarding nominees for election to the Board and Board committee assignments. The Executive Committee will consider recommendations for nominees for election to the Board which may be submitted by shareholders to the Secretary of the Company.

      The Board has established a Compensation Committee, which reviews executive salaries, administers the bonus, incentive compensation and stock option plans of the Company and approves salaries and other benefits of the executive officers of the Company. In addition, the Compensation Committee consults with the Company's management regarding pension and other benefit plans, and compensation policies and practices of the Company. Messrs. Decker, Pacholder, Petty and Ressler presently serve on the Compensation Committee, which met two times during the fiscal year ended March 31, 1994.

      The Board has established an Audit Committee, which reviews the professional services provided by the Company's independent auditors and the independence of such auditors from management of the Company. This Committee also reviews the scope of the audit by the Company's independent accountants, the annual financial statements of the Company, the Company's system of internal accounting controls and such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it finds appropriate or as are brought to its attention, and meets from time to time with management. Messrs. Copses, Spencer and Woodard presently serve on the Audit Committee, which met once during the fiscal year ended March 31, 1994.

       The Board has established a Standing Committee of Independent Directors, which reviews proposed transactions between the Company and any of the Investors involving payments aggregating in excess of $100,000 in any fiscal year (unless (i) the proposed transaction includes an offer to each shareholder of the Company to participate pro rata therein or (ii) a "fairness opinion" has been obtained from a nationally recognized investment banking firm). The purpose of such review is to assure that any such transactions are fair and reasonable to the Company and its shareholders. Messrs. Pacholder, Woodard and Spencer, none of whom are affiliated with any of the Investors, presently serve on the Standing Committee of Independent
Directors,  which  met three times during the fiscal  year  ended
March 31, 1994.

Director Compensation

      The Company pays each director an annual retainer of $15,000, payable quarterly, for his or her services as a director of the Company. In addition, each such director generally receives $500 for each meeting of any Board committee attended by such director. All directors are reimbursed for their out-of-pocket expenses incurred in connection with attendance at meetings of, and other activities relating to, serving on the Board and any Board committee. No payments, however, have been made for, or in respect of expenses incurred in connection with attendance at, meetings of the Executive Committee.

       See "Certain Relationships and Transactions" and "Compensation Committee Interlocks and Insider Participation" for a discussion of certain relationships and transactions between the Company and certain of the directors or their affiliates.


             DELETION OF CERTAIN PROVISIONS OF THE
            ARTICLES OF INCORPORATION WHICH PROHIBIT
          THE ISSUANCE OF NONVOTING EQUITY SECURITIES
                     (Item 2 on the Proxy)

General

      Section 6.1 of the Articles of Incorporation, as presently in effect, provides that the Company will not issue nonvoting equity securities. The Board has adopted, and recommends that the Company's shareholders approve, an amendment to the Articles of Incorporation which would delete Section 6.1 thereof in its entirety. The Section 1123 Deletion Amendment is intended to enable the Company to issue nonvoting equity securities of the Company, to the extent otherwise authorized under the Articles of Incorporation and applicable law, at such time, and from time to time, as the Board may determine that the issuance of such securities would be in the best interests of the Company and its shareholders. The Board recommends that shareholders vote FOR approval of the Section 1123 Deletion Amendment.


Purposes and Effect of the Proposed Nonvoting Equity Amendment

      Section 6.1 of the Articles of Incorporation, as presently in effect, was included in the Articles of Incorporation solely to comply with the provisions of Section 1123 of the United States Bankruptcy Code (the "Bankruptcy Code") in connection with the Company's Plan of Reorganization (the "Plan of Reorganization"). The Company's reorganization under the Bankruptcy Code became effective on April 2, 1992, and all equity securities that have been or will be distributed pursuant to the Plan of Reorganization are voting securities. Accordingly, the Board believes that Section 6.1 of the Articles of Incorporation has fully served the purpose for which it was intended, and is concerned that the provisions thereof could unnecessarily restrict the Company's financial flexibility in the future.

      As noted above, under Section 6.1 of the Articles of Incorporation, as presently in effect, the Company is prohibited from issuing any nonvoting equity securities. The Section 1123 Deletion Amendment would enable the Company to issue nonvoting equity securities of the Company to the extent otherwise authorized under the Articles of Incorporation and applicable law, at such time, and from time to time, as the Board may determine that the issuance of such securities would be in the best interests of the Company and its shareholders. The Board has no present plans, arrangements, commitments or understandings with respect to the issuance of nonvoting equity securities.

Vote Required for Approval

      The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and actually voted at the Annual Meeting is required to approve the Section 1123 Deletion
Amendment.

The  Board recommends that shareholders vote FOR approval of  the
Section 1123 Deletion Amendment. Proxies solicited by the Board will be so voted unless shareholders specify in their proxies a contrary choice.


     AMENDMENT TO ARTICLES OF INCORPORATION RELATING TO THE
    INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE COMPANY
                     (Item 3 on the Proxy)

General

      Section 9.1 of the Articles of Incorporation, as presently in effect, provides generally that (i) the Company is authorized, but not required, to indemnify persons who are, or are threatened to be made, a party to a suit or other proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company, upon a determination that the person seeking indemnification has met certain specified standards of conduct, (ii) the Company is required to indemnify such persons only to the extent they are successful on the merits or otherwise in such a suit or proceeding, and (iii) the Company is authorized, but not required to, pay expenses incurred by such persons in defending such a suit or proceeding in advance of a final disposition thereof.

      The Board has adopted, and recommends that the Company's shareholders approve, an amendment to Section 9.1 of the Articles of Incorporation which would delete the existing provisions thereof and to substitute therefor provisions requiring the Company to indemnify the directors and officers of the Company to the fullest extent permitted by the Indiana Business Corporation Law (the "IBCL") or any other applicable law currently or hereafter in effect and to advance expenses in connection therewith. The Indemnification Amendment is intended to enhance the Company's ability to attract and retain qualified directors and officers and the ability of the Company's directors and officers to make the best business decisions of which they are capable. The Board recommends that shareholders vote FOR approval of the Indemnification Amendment.


Purposes and Effects of the Indemnification Amendment

      Under the Indemnification Amendment, each person who is or was or had agreed to become a director or officer of the Company, and each such person who is or was serving or had agreed to serve at the request of the Board or an officer of the Company as an employee or agent of the Company or as a director, officer, employee  or  agent  of another corporation,  partnership,  joint venture, trust or other entity, whether or not for profit (including the heirs, executors, administrators or estate of such person), will be indemnified by the Company to the full extent permitted by the IBCL or any other applicable law as currently or hereafter in effect and will be entitled to advancement of expenses in connection therewith. Such right of indemnification and of advancement of expenses (i) will not be exclusive of any other rights to which any person seeking indemnification or advancement of expenses under the Articles of Incorporation may otherwise be entitled, including without limitation pursuant to any contract approved by a report of the entire Board (whether or not the directors approving such contract are or are to be parties to such contract or similar contract), and (ii) will be applicable to matters otherwise within the scope of Section 9.1 of the Articles of Incorporation (as modified by the Indemnification Agreement) whether or not such matters arose or arise before or after the adoption of the Indemnification Amendment. Under the Indemnification Amendment, Section 9.1 of the Articles of Incorporation will expressly provide that (i) the Company may adopt by-laws or enter into one or more agreements with any person, which provide for indemnification and/or advancement of expenses greater or different than that provided in the Articles of Incorporation or the IBCL and (ii) in the event that the Company enters into an agreement with any person providing for indemnification and/or advancement of expenses, in respect of the retention of counsel to represent the indemnified person, the provisions of such agreement will exclusively govern the Company's obligations in respect of the indemnification for and advancement of fees of counsel. Finally, under the Indemnification Amendment Section 9.1 of the Articles of Incorporation will provide that no amendment or repeal of, or adoption of any provision inconsistent with, such Section will adversely affect any right or protection existing thereunder, or arising out of facts occurring prior to such amendment, repeal or adoption and no such amendment, repeal or adoption will affect the legality, validity or enforceability of any contract entered into or right granted prior to the effective date of such amendment, repeal or adoption.

      The  Indemnification Amendment is intended to  enhance  the
Company's ability to attract and retain qualified directors and officers and the ability of the Company's directors and officers to make the best business decisions of which they are capable. The Board believes that the indemnification provisions contemplated by the Indemnification Amendment are substantially similar to those in effect for many publicly held companies and that the adoption of the Indemnification Amendment is in the best interests of the Company and its shareholders.

      The Indemnification Amendment has two principal effects. First, the Indemnification Amendment makes the indemnification of directors and officers by the Company and the advancement of expenses mandatory. Under Section 9.1 of the Articles of Incorporation, as presently in effect, except in certain limited circumstances the Company is authorized but not required to indemnify directors and officers and to advance their expenses. Second, under the Indemnification Amendment Section 9.1 of the Articles of Incorporation will simply provide for the indemnification of the Company's directors and officers to the full extent permitted by applicable law, rather than attempting to specify in advance the circumstances under which the Company will indemnify its directors and officers as Section 9.1 does presently.

Vote Required for Approval

      The  affirmative vote of the holders of a majority  of  the shares of Common Stock entitled to vote at the Annual Meeting and
actually   vote   is  required  to  approve  the  Indemnification
Amendment.

The Board recommends that shareholders vote FOR approval of the Indemnification Amendment. Proxies solicited by the Board will be so voted unless shareholders specify on their proxies a contrary choice.


           AMENDMENT TO THE ARTICLES OF INCORPORATION
      RELATING TO THE DEFINITION OF "CONTINUING DIRECTOR"
                       (Item 4 on Proxy)

General

      Article 10 of the Articles of Incorporation provides generally that, in addition to any other vote required by law or the Articles of Incorporation, the affirmative vote of the holders of at least 66-2/3% of the voting power of all shares of the Company entitled to vote generally on the election of directors ("Voting Stock"), voting together as a single class, that have voted, and in any event not less than a majority of the voting power of the Voting Stock, is required for the approval of any Business Combination with any Interested Shareholder or an affiliate thereof. For purposes of Article 10 of the Articles of Incorporation, the term "Business Combination" is broadly defined to include mergers, dispositions including assets of the Company having an aggregate fair market value of $1,000,000 or more, issuances of securities of the Company for consideration having a fair market value of $1,000,000 or more and certain other specified transactions, and the term "Interested Shareholder" means generally any person or group which is the beneficial owner of 10% or more of the Voting Stock.

       The provisions of Article 10 of the Articles of Incorporation are inapplicable to any particular Business Combination if either (i) the Business Combination is approved by a majority of the "Continuing Directors" or (ii) the value of any consideration to be received by each shareholder in the Business Combination meets certain specified requirements. For purposes of Article 10 of the Articles of Incorporation, the term "Continuing Director" is defined as any member of the Board "who is (i) unaffiliated with the Interested Shareholder, and
(ii) either was a member of the Board on March 31, 1992, or was recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board." Under Article 10 of the Articles of Incorporation, the Continuing Directors also have the power to make certain determinations, including whether a person is an Interested Shareholder, the number of shares of Voting Stock beneficially owned by any person, whether a person is an affiliate of another, and whether the assets which are the subject of any Business Combination have, or the consideration to be received upon the issuance of securities by the Company in any Business Combination has, an aggregate fair market value of $1,000,000.

      The Board has adopted, and recommends that the Company's shareholders approve, an amendment to Article 10 of the Articles of Incorporation which would delete from the definition of "Continuing Director" the requirement that such a Continuing Director have been a member of the Board on March 31, 1992 or have been recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board. The
Continuing Director amendment is intended to clarify the definition of "Continuing Director" so as to avoid a circumstance in which there would arguably be no person on the Board who qualifies as a Continuing Director. The Board recommends that shareholders vote FOR approval of the Continuing Director Amendment.

Purposes and Effects of the Continuing Director Amendment

      The Board believes that the definition of "Continuing Director" contained in Section 10 of the Articles of Incorporation, as presently in effect, requires clarification. As presently in effect, such definition could be construed to mean that only directors who were members of the Board on March 31, 1992 and persons recommended by such directors (or persons recommended by them) could be Continuing Directors for purposes of Article 10 of the Articles of Incorporation. If the definition were to be so construed and all of the directors meeting such requirements (presently Messrs. Pacholder, Spencer and Woodard) were to leave office without first recommending their successors, it could be argued that no director of the Company would qualify as a Continuing Director for purposes of
Article 10 of the Articles of Incorporation and thus there would be no director who could approve a Business Combination with an Interested Shareholder, even if such transaction were in the best interests of the Corporation and its shareholders, or make the other determinations required to be made of the Continuing Directors under Article 10. The Continuing Director Amendment is intended to eliminate this ambiguity.

      The purpose of Article 10 of the Articles of Incorporation is to provide assurance that the Company's shareholders will receive fair treatment in a Business Combination involving an Interested Shareholder or its affiliates. The Board believes that the only requirement necessary to ensure that this purpose is served is that the Continuing Directors be unaffiliated with the Interested Shareholder involved in any proposed Business Combination. Accordingly, under the Continuing Director
Amendment,   the  Continuing  Directors  with  respect   to   any
particular Interested Shareholder will be the directors who are unaffiliated with the Interested Shareholder.

      The effect of the Continuing Director Amendment would be to eliminate the possibility of a circumstance in which it might be argued that no person on the Board qualifies as a Continuing Director because no such person was either a director on March 31, 1992 or a person recommended by such directors or their successors.

Vote Required for Approval

      The affirmative vote of the holders of 66-2/3% of shares of Common Stock entitled to vote at the Annual Meeting and actually voted, but in no event less than a majority of the shares of Common Stock entitled to vote at the Annual Meeting, is required to approve the Continuing Director Amendment.

The Board recommends that shareholders vote FOR approval of the Continuing Director Amendment. Proxies solicited by the Board will be so voted unless shareholders specify in their proxies a contrary choice.


               APPROVAL OF EQUITY INCENTIVE PLAN
                     (Item 5 on the Proxy)

General

     The Board has adopted the Forum Group, Inc. Equity Incentive
Plan   (the  "Incentive  Plan"),  subject  to  approval  by   the
shareholders of the Company at the Annual Meeting.

      The purpose of the Incentive Plan is to enable the Company to attract and retain qualified officers and other salaried employees and provide them with appropriate incentives. The Incentive Plan affords the Compensation Committee, which has been authorized by the Board to administer the Incentive Plan, the flexibility to respond to changes in the competitive and legal environments, thereby protecting and enhancing the Company's current and future ability to attract and retain officers and other salaried employees and consultants.

      The Incentive Plan authorizes the granting of options to purchase shares of Common Stock ("Option Rights"), stock appreciation rights ("Appreciation Rights"), restricted shares ("Restricted Shares"), deferred shares ("Deferred Shares"), performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to these various types of awards, including those terms that may be established by the Compensation Committee when making or administering particular awards, are set forth in detail in the Incentive Plan.

Summary of the Incentive Plan

     The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, which is attached as Appendix A.

      Shares and Performance Units Available under the Incentive Plan. Subject to adjustment as provided in the Incentive Plan, the number of shares of Common Stock that may be issued or transferred and covered by outstanding awards granted under the Incentive Plan shall not in the aggregate exceed 2,500,000 shares, which may be shares of original issuance or treasury shares or a combination thereof.

     Eligibility. Officers, including officers who are members of the Board, and other salaried employees of and consultants to the Company and its subsidiaries may be selected by the Compensation Committee to receive benefits under the Incentive Plan. The Compensation Committee has not yet selected the individuals who will be eligible to participate in the Incentive Plan.

      Option Rights. The Compensation Committee may grant Option Rights that entitle the optionee to purchase shares of Common Stock at a price equal to or greater or less than market value on the date of grant. Subject to adjustment as provided in the Incentive Plan, no participant shall be granted Option Rights for more than 1,000,000 shares during any one fiscal year. The Compensation Committee may provide that the option price is payable at the time of exercise (i) in cash, (ii) by the transfer to the Company of nonforfeitable, nonrestricted shares of Common Stock that are already owned by the optionee, (iii) with any other legal consideration the Compensation Committee may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates. Any grant may provide for automatic grant of reload option rights upon the exercise of Option Rights, including reload option rights, for shares of Common Stock or any other noncash consideration authorized under the Incentive Plan; provided, however, that the term of any reload option right shall not extend beyond the term of the Option Right originally exercised. The Compensation Committee has the authority to specify at the time Option Rights are granted that shares of Common Stock will not be accepted in payment of the option price until they have been owned by the optionee for a specified period; however, the Incentive Plan does not require any such holding period and would permit immediate sequential exchanges of shares of Common Stock at the time of exercise of Option Rights.

     Option Rights granted under the Incentive Plan may be Option Rights that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") or Option Rights that are not intended to so qualify. Any grant may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

      No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with, or continuous engagement of consulting services by, the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of the Option Rights in the event of a change of control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

      Appreciation Rights. Appreciation Rights granted under the Incentive Plan may be either free-standing Appreciation Rights or Appreciation Rights that are granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference (the "Spread"), or a percentage thereof not in excess of 100 percent, between the basic price per share of Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation. A free-standing Appreciation Right must specify a base price, which may be equal to or greater or less than the fair market value of a share of Common Stock on the date of grant, must specify the period of continuous employment, or continuous engagement of consulting services, that is necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant.
Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, Common Stock or a combination thereof and may either grant to the recipient or retain in the Compensation Committee the right to elect among those alternatives. The Compensation Committee may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

      Restricted Shares. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant, as the Compensation Committee may determine. The Compensation Committee may condition the award on the achievement of specified performance objectives ("Management Objectives").

      Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Compensation Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or other salaried employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Compensation Committee for the period during which the forfeiture provisions are to continue. The Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company or other similar transaction or event.

     Deferred Shares. An award of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral Period (as defined in the Incentive Plan) as the

Compensation Committee may specify. During the Deferral Period, the participant has no right to transfer any rights covered by the award and no right to vote the shares covered by the award. On or after the date of any grant of Deferred Shares, the Compensation Committee may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock. Grants of Deferred Shares may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined by the Compensation Committee on the date of grant, except that the Compensation Committee may provide for a shorter Deferral Period in the event of a change in control of the Company or other similar transaction or event.

      Performance Shares and Performance Units. A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Performance Shares or Performance Units. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement will also be established by the Compensation Committee. If by the end of the Performance Period the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Compensation Committee in cash, shares of Common Stock or any combination thereof.

      Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed or with respect to which the participant provides consulting services. The Compensation Committee may adjust any Management Objectives and the related minimum level of acceptance achievement if, in its judgment, transactions or events have occurred after the date of grant that are unrelated to the participant's performance and result in distortion of the Management Objectives or the related minimum level of acceptable achievement.

      Transferability. No Option Right, Appreciation Right or other "derivative security" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is transferable by a participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights may not be exercised during a participant's lifetime except by the participant or, in the event of the participant's incapacity, by the participant's guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and court supervision.

      The Compensation Committee may specify at the date of grant that all or any part of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of the Incentive Plan with respect to Restricted Shares, shall be subject to further restrictions on transfer.

      Adjustments. The maximum number of shares that may be issued or transferred under the Incentive Plan, the number of shares covered by outstanding Option Rights or Appreciation Rights and the option prices or base prices per share applicable thereto, and the number of shares covered by outstanding grants of Deferred Shares and Performance Shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Compensation Committee may in its discretion provide in substitution for any or all outstanding awards under the Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Compensation Committee may also make or provide for such adjustments in the numbers of shares specified in Section 3(a) and Section 4(a) of the Incentive Plan as the Compensation Committee may determine to be appropriate in order to reflect any transaction or event described in Section 10 of the Incentive Plan.

      Administration and Amendments. The Incentive Plan is to be administered by a committee consisting of not less than two nonemployee directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. In connection with its administration of the Incentive Plan, the Compensation Committee is authorized to interpret the Incentive Plan and related agreements and other documents. The Compensation
Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Incentive Plan and may condition the grant of awards on the surrender or deferral by the participant of the participant's right to receive a cash bonus or other compensation otherwise payable by the Company or a subsidiary to the participant.

      The Incentive Plan may be amended from time to time by the Compensation Committee, but without further approval by the shareholders of the Company, no such amendment may (i) increase the aggregate number of shares of Common Stock that may be issued or transferred and covered by outstanding awards or increase the number of shares which may be granted to any participant in any one fiscal year, or (ii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Incentive Plan.

Incentive Plan Benefits

      No awards of any kind have been granted under the Incentive Plan to date, and the types of awards and amounts thereof that will  be  granted  under  the Incentive  Plan  to  the  Company's officers in the future are not determinable at this time. However, it is presently anticipated that, during the Company's fiscal year ending March 31, 1995, the Company will grant (under the Incentive Plan or otherwise) to executive officers of the Company (other than those affiliated with the Investors), among other possible awards, stock options entitling the optionees to purchase an aggregate of up to 1,000,000 shares of Common Stock at an exercise price as low as $4.00 per share or other types of awards, or a combination of stock options and such other types of awards, having similar economic value to such persons. On July __, 1994, the close bid quotation for the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (the "NASDAQ") was $________.

     The types of awards and amounts thereof that would have been granted to the Company's officers for the fiscal year ended
March 31, 1994 if the Incentive Plan had been in effect during such period are not determinable.

     The Incentive Plan is not intended to be the exclusive means by which the Company may grant equity-based incentive awards, and the adoption thereof will in no way limit the ability of the Company to grant equity-based awards outside the Incentive Plan.

Federal Income Tax Consequences

      The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan based on federal income tax laws in effect on January 1, 1994. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Tax Consequences to Participants

     Nonqualified Option Rights. In general: (i) no income will be recognized by an optionee at the time a nonqualified Option Right is granted; (ii) at the time of exercise of a nonqualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

      Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital gain.

      If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term gain (or loss) depending on the holding period.

      Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of any cash, and the fair market value of any nonrestricted shares of Common Stock, received pursuant to the exercise.

       Restricted Shares. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a
Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject at that time to a substantial risk of forfeiture and restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

      Deferred Shares. No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Common Stock on the date that the Deferred Shares are transferred to him or her, reduced by any amount paid by him or her, and the capital gains or loss holding period for the Deferred Shares will also commence on that date.

       Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

      Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

     Tax Consequences to the Company or Subsidiary

      To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things,
(i) the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation and (ii) any applicable withholding obligations are satisfied.

Vote Required

      The affirmative vote of holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting is necessary for approval of the Incentive
Plan.

The Board of Directors recommends a vote FOR approval of the Incentive Plan. Proxies solicited by the Board will be so voted unless shareholders specify in their proxies a contrary choice.


     RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                     (Item 6 on the Proxy)

      The Board has appointed KPMG Peat Marwick as independent accountants to examine the consolidated financial statements of the Company for the fiscal year ending March 31, 1995. Shareholders are being asked to ratify this appointment. KPMG Peat Marwick has served the Company in this capacity since 1984. The Company has been informed that neither KPMG Peat Marwick nor any of its partners has any direct financial interest or any material indirect financial interest in the Company or has had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

      Representatives of KPMG Peat Marwick are not expected to be present or to make a statement at the Annual Meeting, but are expected to be available by telephone to respond to appropriate questions.

      The Board recommends that shareholders vote FOR such ratification. Proxies solicited by the Board will be so voted unless shareholders specify in their proxy a contrary choice.


                         OTHER BUSINESS

      The Board does not know of any business to be presented for consideration at the Annual Meeting or any adjournment thereof other than as stated in the Notice of Annual Meeting. It is intended, however, that the persons authorized under the Board's proxies may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other matter properly presented for action at such meeting or any adjournment thereof. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting or any adjournment thereof and actually voted would be required with respect to any such matter brought to a shareholder vote.

                       EXECUTIVE OFFICERS

      The executive officers of the Company, their positions and offices, business experience, terms of office and ages are as follows:

                                               Served as an
      Name, Positions and Offices,           Executive Officer
        and Business Experience                    Since           Age
      ----------------------------           -----------------     ---

Robert A. Whitman                                  1993            41
  President,  Chief  Executive   Officer
  and  Chairman  of  the  Board  of  the
  Company, since 1993; President and Co-
  Chief   Executive   Officer   of   The
  Hampstead  Group,  a  privately   held
  investment   company,   since    1991;
  theretofore   Managing   Partner   and
  Chief  Executive Officer  of  Trammell
  Crow   Ventures,   the   real   estate
  investment,  banking  and   investment
  management   unit  of  Trammell   Crow
  Company,  and Chief Financial  Officer
  of  Trammell Crow Company, since prior
  to 1989.

Paul A. Shively, CPA                               1974            51
  Senior  Vice President of the  Company
  since  1993 and from prior to 1989  to
  1993;  Treasurer  and Chief  Financial
  Officer  of  the Company, since  prior
  to    1989;   President   and    Chief
  Executive Officer of the Company  from
  1992  to 1993; director of the Company
  from   1988  to  1992;  director   and
  Secretary   of   Capital   Industries,
  Inc.,  a company engaged in the  sale,
  installation  and  service  of  heavy-
  duty  truck parts (formerly a  wholly-
  owned subsidiary of the Company).

Brian C. Swinton                                   1994            49
  Senior Vice President-Product
  Development,  Research and  Marketing,
  since    1994;    theretofore     Vice
  President,   Senior  Living   Services
  Division  of  Marriott Corporation,  a
  company   which  owns   and   operates
  senior living facilities, since  prior
  to 1989.

Robert A. DeVoss                                   1990            47
  Vice   President-Operations   of   the
  Company, since 1992; theretofore  Vice
  President-Support  Services   of   the
  Company,   since   1990;   theretofore
  Senior  Director of Operations of  the
  Company, since 1989.

David A. Lewis                                     1989            42
  Vice  President-Sales of the  Company,
  since    1989;   theretofore    Senior
  Director  of  Sales  of  the  Company,
  since prior to 1989.

John H. Sharpe                                     1992            44
  Vice   President,   Secretary   and
  General  Counsel  of  the  Company,
  since  1992; theretofore  Assistant
  General  Counsel  of  the  Company,
  since prior to 1989.

Richard A. Huber                                   1993            33
  Vice  President-Operations Finance  of
  the  Company, since 1993;  theretofore
  Director-Operations   Accounting   and
  Analysis,   Senior   Living   Services
  Division  of  Marriott Corporation,  a
  company   which  owns   and   operates
  senior living facilities, since  prior
  to 1989.

               COMPENSATION OF EXECUTIVE OFFICERS

Compensation Summary

     The following table summarizes the compensation of the Chief Executive Officer of the Company and each of the other four most highly compensated executive officers of the Company (collectively, the "Named Executives") for the Company's last three fiscal years for services rendered in all capacities to the Company and its subsidiaries.

                   SUMMARY COMPENSATION TABLE

    Name and         Fiscal Year     Annual Compensation      All Other
Principal Position  Ended March 31,  Salary($)  Bonus($)   Compensation($)(1)(2)
- - ------------------  ---------------  -------------------   ---------------------

Robert A. Whitman,       1994(3)       -0-         -0-             -0-
President and Chief      1993          --          --              --
 Executive Officer       1992          --          --

Paul A. Shively,         1994        230,000     82,500          3,049
Senior Vice President,   1993        169,583       -0-         208,057(5)
 Chief Financial Officer 1992        151,200     30,000
 and Treasurer (4)

Robert A. DeVoss,        1994        24,891      37,080          1,169
Vice President -         1993       112,970       7,500            -0-
 Operations              1992        97,660        -0-

David A. Lewis,          1994       127,248      37,080            309
Vice President - Sales   1993       130,294       7,500            -0-
                         1992       140,028        -0-

John H. Sharpe,          1994       118,765      50,250          1,965
Vice President, General  1993        96,155      15,000            -0-
 Counsel and Secretary   1992        88,462      14,167

____________________

(1)Pursuant to transition provisions published by the Securities and Exchange Commission (the "SEC"), information regarding
   "All Other Compensation" is not presented for the fiscal year ended March 31, 1992.

(2)The amounts shown for the fiscal year ended March 31, 1994 represent employer contributions in the following amounts made on behalf of the Named Executives to the Company's 401(K) Savings Plan and the Company's Employee Stock Purchase Plan, respectively: Mr. Whitman, $0 and $0; Mr. Shively, $1,925 and $1,124; Mr. DeVoss, $598 and $571; Mr. Lewis, $0
   and $309; and Mr. Sharpe $1,716 and $249.

(3)Mr. Whitman became Chairman of the Board and President and Chief Executive Officer of the Company on July 19, 1993. Prior to that time, he was not an officer of the Company. Mr. Whitman received no compensation from the Company for services rendered by him as President and Chief Executive Officer of the Company during the fiscal year ended March 31, 1994. Mr. Whitman was paid $11,250 as a retainer for his services as a director of the Company during the fiscal year ended March 31, 1994. See "The Board of Directors and its Committees -- Director Compensation." See also "Certain Relationships and Transactions -- Certain Other Relationships and Transactions" for a discussion of certain payments by the Company to Forum Holdings in respect of various general and administrative services provided to the Company by Forum Holdings and its representatives, including, among others, Mr. Whitman's services as President and Chief Executive Officer of the Company.

(4)Mr.  Shively  served  as  the President  and  Chief  Executive
   Officer of the Company during the fiscal year ended on March 31, 1994, but only until July 19, 1993.

(5)Includes $170,689 paid in connection with the termination of Mr. Shively's former employment agreements as of December 31, 1992, and $37,368 representing the fair market value of shares of Common Stock issued pursuant to the Company's Plan of Reorganization in settlement of Mr. Shively's claim under the Company's former deferred compensation plan.

Severance Pay Policy

      The Company's Severance Pay Policy is its primary means of providing severance benefits to employees, including the Named Executives (other than Mr. Whitman). Under the Severance Pay Policy, severance pay will be granted to eligible employees if the termination of their employment is initiated by the Company as the result of any one of certain qualifying events, including reductions-in-force, position elimination and the inability to meet the requirements of a position, but not as a result of voluntary resignation, retirement, merger into or acquisition by another organization (if the employee is offered employment with the successor organization), discharge for misconduct and certain other specified reasons. Under the Severance Pay Policy, eligible employees are entitled to receive severance pay as follows: for hourly employees, two weeks regular straight time pay, plus one additional week's regular pay for each year of continuous service, up to a maximum of six month's pay; for salaried employees below the level of manager, one month's pay, plus one additional week's pay for each year of continuous service, up to a maximum of six month's pay; and for salaried employees at the level of manager or above (including the Named Executives, other than Mr. Whitman), one month's pay plus two additional week's pay for each year of continuous service, up to a maximum of eight month's pay.

Supplemental Retirement Agreements

     The Company has supplemental retirement agreements with each of Messrs. DeVoss and Lewis. Pursuant to those agreements, upon retirement at age 65 or older, each covered officer or his estate will be paid, for a term certain of fifteen years, an amount per year equal to 50% of his average annual compensation for the five compensation years which yield the highest average annual compensation. Also pursuant to those agreements, upon disability or death prior to retirement and without regard to years of service, each covered officer or his estate will be paid, for a term certain of ten years, a disability or death benefit calculated with reference to the officer's annual compensation as described above. Payments are not reduced for Social Security or other benefits received by covered officers or their estates. The estimated annual retirement benefits at normal retirement age of Messrs. DeVoss and Lewis, assuming their present salaries remained unchanged, would be $52,436 and $76,165, respectively.


    COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee was established by the Board on June 14, 1993. Prior to that time decisions relating to compensation were made by the Board. To the extent that such decisions were made by the Board, rather than by the Compensation Committee, the discussion thereof set forth below is based upon information provided to the Compensation Committee by persons who were members of the Board at the respective times which such decisions were made.

       The principal components of the compensation of the Company's executive officers (including the Named Executives, other than Mr. Whitman) for services performed during the fiscal year ended March 31, 1994 were cash salary and cash bonus. The base compensation of each executive officer of the Company for the fiscal year ended March 31, 1994 was established using a number of subjective criteria, including level of responsibility, level of experience, individual performance, overall corporate performance and competitive pay practices. Decisions with respect to cash bonuses for the fiscal year ended March 31, 1994 were based on these same criteria. Individual salary and bonus decisions with respect to compensation for the fiscal year ended March 31, 1994 were not based on specific performance criteria and no specific weights were ascribed to the factors considered in making such decisions.

      Mr.  Whitman  has  been  serving  as  President  and  Chief
Executive Officer since July 19, 1993, and has received no compensation from the Company for services rendered by him in that capacity. Mr. Whitman does receive certain payments from the Company for his services as a director. See "The Board of Directors and its Committees -- Director Compensation." See also "Certain Relationships and Transactions -- Certain Other Relationships and Transactions" for a discussion of certain payments by the Company to Forum Holdings in respect of various general and administrative services provided to the Company by Forum Holdings and its representatives, including, among others, Mr. Whitman's services as President and Chief Executive Officer of the Company.

      Prior to July 19, 1993, Mr. Shively served as President and Chief Executive Officer. Mr. Shively was compensated for services rendered by him in such capacity pursuant to an agreement which provided for his employment in such capacity for a period from January 1, 1993 until June 30, 1993 at a base salary for such period of $115,000.

      Section 162(m) of the Internal Revenue Code of 1986, as amended (which was recently adopted under the Omnibus Budget and Reconciliation Act of 1993), does not apply to executive officer compensation reported and discussed above for the fiscal year ended March 31, 1994 and, accordingly, the Company has not adopted a policy on qualifying executive officer compensation for deductibility under that Section.

      The Compensation Committee believes that the nature and level of the compensation of the Company's executive officers for services performed during the fiscal year ended March 31, 1994 are reasonable and appropriate in light of the Company's financial and operational performance and other factors during the such period. A majority of the members of the Compensation Committee is comprised of directors whose principal employment is with the Investors. The Investors, in the aggregate, beneficially own a majority of the Company's outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Transactions."

      The Compensation Committee is in the process of reviewing the Company's compensation policies and practices and expects to adopt and implement for the fiscal year ending March 31, 1995 and subsequent fiscal years a comprehensive executive compensation program, principally intended to (i) provide appropriate incentives to aid in assuring the accomplishment of the Company's performance and financial objectives, (ii) help ensure that the Company is able to attract and retain top-quality management personnel, and (iii) ensure that an appropriate portion of executive compensation is variable and dependent upon the accomplishment of specific short- and long-term performance and financial objectives, as well as increases in shareholder value. It is anticipated that the Incentive Plan, if adopted by the Company's shareholders at the Annual Meeting, will be a key component of the new compensation program.


                             Respectfully   submitted   by    the
                             Compensation Committee,

                                   Daniel A. Decker
                                   Asher O. Pacholder
                                   William G. Petty, Jr.
                                   Anthony P. Ressler

             COMPARISON OF TOTAL SHAREHOLDER RETURN

      The following graphs show (i) the annual cumulative shareholder return on the Common Stock of the Company for the periods from March 31, 1989 through April 2, 1992 and April 3, 1992 through March 31, 1994, assuming investments of $100 in shares of Common Stock on each of March 31, 1989 and April 3, 1992, respectively, and (ii) the quarterly cumulative total shareholder return on the Common Stock of the Company since April 3, 1992, assuming an investment of $100 on that date. In each case, the cumulative shareholder return on the Common Stock of the Company is compared with the NASDAQ Stock Market U.S. Index and the NASDAQ Health Services Index.

     On February 19, 1991, the Company and certain of its affiliates commenced proceedings under chapter 11 of the United States Bankruptcy Code to reorganize and restructure their
liabilities.   On  April  2,  1992,  the  Company  emerged   from
bankruptcy pursuant to the Plan of Reorganization. All shares of Common Stock of the Company that were outstanding during the period from March 31, 1989 through April 2, 1992 (i.e., the date on which such shares ceased to be quoted on the NASDAQ) (the "Pre-Reorganization Common Stock") were cancelled pursuant to the Plan of Reorganization, and under the Plan of Reorganization shares of new Common Stock were issued to the unsecured creditors of the Company and holders of shares of Pre-Reorganization Common Stock. Under the Plan of Reorganization, a holder of Common Stock who invested $100 in Pre-Reoganization Common Stock on March 31, 1989 and made no other investment in Pre-Reorganization Common Stock would have received no shares of new Common Stock.

                 COMPARISON OF CUMULATIVE TOTAL RETURN
ON COMMON STOCK BEFORE AND AFTER EMERGENCE FROM BANKRUPTCY WITH THE NASDAQ STOCK MARKET U.S. INDEX AND THE NASDAQ HEALTH SERVICES INDEX



Measurement Period       Forum Group,   NASDAQ STOCK    NASDAQ HEALTH
Fiscal Year Covered      Inc.           MARKET U.S.     SERVICES
- - -------------------      ------------   ------------    -------------
Pre-reorganization
Common Stock

Measurement Point        100            100             100
3/31/89

FYE 3/31/90               54            109             147

FYE 3/31/91                5            124             273

FYE 3/31/92                3            159             371

New Common Stock

Measurement Point        100            100             100
3/31/92

FYE 3/31/93               79            115              98

FYE 3/31/94              171            123             129


      COMPARISON OF CUMULATIVE TOTAL RETURN ON NEW COMMON STOCK
BY QUARTER SINCE APRIL 3, 1992, WITH THE NASDAQ STOCK MARKET U.S. INDEX
               AND THE NASDAQ HEALTH SERVICES INDEX

Measurement Period       Forum Group,   NASDAQ STOCK    NASDAQ HEALTH
Fiscal Year Covered      Inc.           MARKET U.S.     SERVICES
- - -------------------      ------------   ------------    -------------
Measurement Point        100            100             100
3/31/92

6/30/92                   43             93              90

9/30/92                   46             97              95

12/31/92                  50            113             110

3/31/93                   79            115              98

6/30/93                   96            117             103

9/30/93                  114            127             111

12/31/93                 121            129             127

3/31/94                  171            123             129

             CERTAIN RELATIONSHIPS AND TRANSACTIONS

1993 Recapitalization

      In June 1993, the Company consummated a recapitalization (the "1993 Recapitalization") pursuant to a series of agreements (collectively, the "Acquisition Agreement") with the Investors. As a result of the 1993 Recapitalization, including the tender offer described below, the Investors acquired approximately 71.7% of the outstanding shares of Common Stock. The principal components of the 1993 Recapitalization included, among others,
(i)  the  issuance and sale by the Company to Forum  Holdings  on
February 1, 1993 of 25,000 shares of preferred stock for an aggregate purchase price of $5.0 million and the subsequent exchange of such shares of preferred stock on June 14, 1993 for 2,500,000 newly issued shares of Common Stock, (ii) the issuance and sale by the Company to the Investors on June 14, 1993 of 7,098,200 shares of Common Stock, together with warrants (the "Investor Warrants") exercisable to purchase at a nominal price an aggregate of 1.1555 shares of Common Stock for each share of Common Stock issued on or after June 14, 1993 under the Plan of Reorganization for the payment of pre-reorganization general unsecured claims, for an aggregate purchase price of $20.0 million, and (iii) the issuance and sale by the Company to certain affiliates of AFG and the limited partners of Forum Holdings on June 14, 1993 of $40.0 million aggregate principal amount of senior subordinated notes (the "Senior Subordinated Notes"). Pursuant to the Acquisition Agreement, the Investors
commenced a tender offer on July 27, 1993 whereby the Investors offered to purchase any and all outstanding shares of Common Stock for $3.62 per share (the "Liquidity Transaction"). Pursuant to the Liquidity Transaction, which expired on August 31, 1993, the Investors purchased an additional 1,345,543 shares of Common Stock, including 513,993 shares of Common Stock which were tendered by a subsidiary of the Company. Funds required to pay for the shares of Common Stock acquired by AFG in connection with the 1993 Recapitalization were obtained from the working capital of certain of AFG's affiliates; funds required to pay for the shares of Common Stock acquired by Forum Holdings in connection with the 1993 Recapitalization were obtained from equity contributions of the partners in Forum Holdings; and funds required to pay for the shares of Common Stock acquired by Healthcare Resources in connection with the 1993 Recapitalization were obtained from equity contributions of the partners in Healthcare Resources.

      Pursuant to the Acquisition Agreement, in connection with the 1993 Recapitalization the Board was reconstituted to consist of 11 directors. On June 14, 1993, certain persons then serving as directors of the Company submitted their resignations as directors, leaving Messrs. Pacholder, Spencer and Woodard as the only directors then in office. Seven persons, three of whom were designated by affiliates of AFG (Messrs. Copses, Ressler and Siegel), three of whom were designated by Forum Holdings (Messrs. Decker and Whitman and Ms. Shuman) and one of whom was designated by Healthcare Resources (Mr. Petty), were elected as directors of the Company effective as of the close of business on June 16, 1993, Mr. Eden (whose election to the Board was approved by each of the Investors) was elected to the Board on July 19, 1993.

      Pursuant to the Acquisition Agreement, the Company agreed, among other things, to indemnify the Investors against certain losses arising out of or in connection with the Acquisition Agreement and actions taken pursuant thereto and to reimburse the Investors for all fees, costs and expenses incurred in connection with the Acquisition Agreement or the transactions contemplated thereby. In connection with the 1993 Recapitalization, the Company also entered into an Equity Registration Rights Agreement, dated as of June 14, 1993 (the "Equity Registration Rights Agreement"), with the purchasers of shares of Common Stock and Investor Warrants and a Debt Registration Rights Agreement, dated as of June 14, 1993, with the purchasers of Senior Subordinated Notes, which agreements provide the security holders party thereto with certain demand and piggyback registration rights.

      In connection with the 1993 Recapitalization, on April 29, 1993 Forum/Classic, L.P. ("Forum Classic"), Dalfort Corporation ("Dalfort"), Diamond Investments, Ltd. and Morris Weiser (collectively, the "Forum/Classic Plaintiffs") filed suit in the Superior Court of Marion County, Indiana, against the Company, the persons who then comprised the Board (the "Director
Defendants"), and certain of the Investors (collectively, the "Investor Defendants"). The Forum/Classic Plaintiffs alleged, among other things, that the Director Defendants breached their fiduciary duties by entering into the Acquisition Agreement (as originally in effect) and that the Investor Defendants knowingly participated in such alleged breaches of fiduciary duties. The Forum/Classic Plaintiffs further alleged that the Company breached an alleged contract to enter into certain transactions proposed by Forum/Classic and Dalfort and that the Investor Defendants induced such breach and interfered with an alleged business relationship between Forum/Classic and Dalfort and the Company. The Forum/Classic Plaintiffs sought on behalf of themselves and alleged other similarly situated shareholders, various forms of relief, including injunctive relief, compensatory damages, recovery of attorneys' fees and expenses. On June 4, 1993, the presiding court entered an order (the "Order") enjoining the defendants from taking certain actions but permitting the defendants to proceed with the transactions contemplated by the Acquisition Agreement, provided that it was modified to provide for the Liquidity Transaction. The court also concluded that (i) the decision by the Board to enter into the agreement in principle relating to the 1993 Recapitalization was made in good faith after reasonably investigation, the agreement in principle was conclusively presumed to be valid, and the Company was bound thereby and (ii) no contract existed between the Company and Forum/Classic or Dalfort. On June 11, 1993, the Forum/Classic Plaintiffs filed a motion (the "Contempt Motion") to find the Company and the Investor Defendants in contempt of the Order. The court denied the Contempt Motion but it amended the Order to clarify that the Liquidity Transaction had to provide for the payment of $3.62 per share of Common Stock, without adjustment. On May 24, 1994, the Forum/Classic Plaintiffs requested permission from the trial court to file a supplemental complaint alleging, among other things, that certain aspects of the agreement in principle and the Acquisition Agreement were unlawful and that the Director Defendants breached their fiduciary duties in entering into and consummating the transaction with the Investor Defendants and seeking compensatory and punitive damages. Pursuant to a letter agreement dated June 8, 1994, the Forum/Classic Plaintiffs have agreed, subject to obtaining all necessary court approvals and the execution of all necessary documentation, to a dismissal with prejudice of all claims against all defendants in the above-described litigation in return for the payment and reimbursement of a portion, not to exceed $500,000, of Forum/Classic Plaintiffs' attorneys' fees. On July 9, 1994, the parties to this litigation filed a stipulation of settlement with the court. Pursuant to the stipulation, the Company's shareholders have been notified in writing of the terms of the settlement and that a hearing to determine whether such settlement should be approved is scheduled to be held on August 29, 1994.

FRP Recapitalization

      On October 6, 1993, Forum Retirement Partners, L.P., a limited partnership of which a wholly owned subsidiary of the
Company is the sole general partner ("FRP"), and the Company entered into an agreement (the "FRP Recapitalization Agreement") providing for the recapitalization of FRP (the "FRP Recapitalization"). In addition to being the parent company of FRP's general partner, the Company has a long-term management contract with FRP and, prior to the FRP Recapitalization, had a substantial equity interest in FRP. Pursuant to the FRP Recapitalization Agreement, a subsidiary of the Company provided additional equity capital to FRP through the purchase of 6,500,000 newly issued units of limited partners' interests
("Units") from FRP for an aggregate purchase price of $13.0 million or $2.00 per Unit. The acquisition by the Company's subsidiary of the 6,500,000 Units of FRP was financed by proceeds from the sale of 3,466,666 additional shares of Common Stock to the Investors for an aggregate purchase price of approximately $13.0 million or $3.75 per share. As a result of the purchase of 3,466,666 additional shares of Common Stock by the Investors, the Investors increased their aggregate beneficial ownership from 12,757,016 shares of Common Stock (including 5,760 shares purchasable upon exercise of the Investor Warrants), or 71.7% of the shares outstanding prior thereto, to 16,223,682 shares of Common Stock (including 5,760 shares purchasable upon exercise of the Investor Warrants), or approximately 76.3% of the total number of shares outstanding. Pursuant to the agreements pursuant to which the Investors purchased the 3,466,666 shares of Common Stock (the "Stock Purchase Agreements") and the Equity Registration Rights Agreement, the Investors have certain demand and piggyback registration rights with respect to such shares.

      Pursuant to the Stock Purchase Agreements, on March 10, 1994, the Company commenced a subscription offering (the "Forum Subscription Offering") permitting shareholders of record as of October 18, 1993 (other than the Investors) ("Eligible Shareholders") the opportunity to purchase additional shares of Common Stock at a purchase price of $3.75 per share, the same price paid by the Investors, and thereby avoid dilution as a result of the issuance of the 3,466,666 shares of Common Stock to the Investors. Pursuant to the Forum Subscription Offering, which expired on April 11, 1994, Eligible Shareholders purchased 1,238,484 newly issued shares of Common Stock, resulting in the Investors owning beneficially approximately 72.1% of the shares of Common Stock outstanding immediately following the completion of the Forum Subscription Offering.

Certain Other Relationships and Transactions

      During the Company's fiscal year ended March 31, 1994, the Company paid Spencer & Associates, Inc., a corporation of which Dr. Spencer is the principal, $199,000 for services as a consultant to the Company. Additionally, Dr. Spencer has submitted invoices to the Company for consulting service in the approximate amount of $37,500 for the period preceding July 1, 1994.

      During its fiscal year ended March 31, 1994, the Company paid Mr. Eden $150,000 for services as a consultant to the Company.

      On February 1, 1994, $30.0 million aggregate principal amount of the Senior Subordinated Notes held by certain affiliates of AFG and the limited partners of Forum Holdings was prepaid by the Company. While under the terms thereof the Senior Subordinated Notes cannot be prepaid or redeemed by the Company before April 15, 1996, the Company was able to obtain the ability to prepay the $30.0 million aggregate principal amount of Senior Subordinated Notes at a price equal to 110% of the principal amount. This transaction was approved by the Standing Committee of Independent Directors. See "The Board of Directors and its Committees -- Board Committees."

     In July 1994, the Company paid $750,000 to Forum Holdings in respect of various general and administrative services provided to the Company by Forum Holdings and its representatives. Such services include, among others, arranging for and negotiating the Company's debt refinancing which was completed in February 1994 and negotiating the co-investment agreement which was entered into by the Company and National Guest Homes, LLC in July 1994. Services covered by such payment also include Mr. Whitman's services as President and Chief Executive Officer of the Company. The $750,000 payment was approved by the Standing Committee of Independent Directors. See "The Board of Directors and its Committees -- Board Committees."

      In 1992, Ms. Shuman sought and obtained a discharge under chapter 7 of the United States Bankruptcy Code of a mortgage loan secured by her former residence in a deteriorating inner-city neighborhood. The only creditor adversely affected by these proceedings was the mortgage lender, which had refused Ms. Shuman's offer of title to the property and cash in an amount equal to the difference between the remaining loan balance and the then-current appraised value of the property.


  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      On January 11, 1993, the Company entered into an agreement (the "January Winton Agreement") with Winton Associates, Inc. ("Winton"), a wholly owned subsidiary of Pacholder Associates, Inc., to provide the Company with certain investment banking services. The principal of Pacholder Associates, Inc. is Mr.
Pacholder,  a  director  of  the Company  and  a  member  of  the
Compensation Committee. The January Winton Agreement, as amended, provided for a flat fee of $1,000,000 and reasonable out of pocket expenses. In accordance with the January Winton Agreement, (i) on February 4, 1993, Winton was paid $100,000 and
(ii) on June 18, 1993, Winton was paid an additional $450,000, in each case in respect of transactions occurring as part of the 1993 Recapitalization. On June 14, 1993, Real Vest Management Services, Inc. commenced litigation against Mr. Pacholder, Pacholder Associates, Inc., Winton and the Company, asserting, among other things, its entitlement to one-half of the fee due under the January Winton Agreement. Pursuant to an agreement among the parties to this litigation, the Company deposited the funds at issue ($450,000) with the presiding court and the claims against the Company were thereafter dismissed with prejudice.

      On October 6, 1993, the Company entered into an agreement with Winton (the "October Winton Agreement") to provide certain financial advisory services to the Standing Committee of Independent Directors with respect to the purchase by the Investors of additional shares of Common Stock in conjunction with the FRP Recapitalization as discussed above. Winton was paid $25,000 pursuant to the October Winton Agreement.

      On December 13, 1993, the Company entered into an agreement with Winton (the "December Winton Agreement") to provide certain financial advisory services to the Standing Committee of Independent Directors with respect to the prepayment of $30.0 million aggregate principal amount of Senior Subordinated Notes held by affiliates of AFG and limited partners of Forum Holdings as discussed above. Winton was paid $25,000 pursuant to the December Winton Agreement.


                     SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

      The following table sets forth information as to the beneficial ownership of each person known to the Company to own more than 5% of the Company's outstanding Common Stock.

    Name and Address                  Amount and Nature           Percent of
    of Beneficial Owner           of Beneficial Ownership(1)      Class (2)
    -------------------           --------------------------      ----------

    Apollo FG Partners, L. P.            7,068,171 (3)              31.4%
    c/o Apollo Advisors, L.P.
    1999 Avenue of the Stars,
    Suite 1900
    Los Angeles, California 90067

    Kevin E. Foley                       1,202,246 (4)               5.3%
    Deputy Superintendent of
    Insurance of the State of
    New York As Rehabilitator
    of Executive Life
    Insurance Company of New York
    Jericho, New York  11753-2167

    Forum/Classic, L.P.                  1,834,246 (5)               8.2%
    200 West Madison Street
    39th Floor
    Chicago, Illinois  60606

    Forum Holdings, L.P.                 7,068,171 (6)              31.4%
    4200 Texas Commerce Tower West
    2200 Ross Avenue
    Dallas, Texas  75201

    Healthcare Resources I, L.P.         2,293,208 (7)              10.2%
    184 Shuman Boulevard, Suite 200
    Naperville, Illinois  60563
____________________

(1)The amounts shown represent shares of Common Stock with respect to which the named person has sole dispositive power. As a result of the provisions of the shareholders' agreement described below, each of AFG, Forum Holdings and Healthcare Resources may be deemed to have shared voting power with respect to, and thus to beneficially own, all of the 16,429,550 shares of Common Stock owned by such persons in the aggregate (constituting 73.0% of shares of Common Stock treated as outstanding as described in Note 2 below).

(2)The percentages shown are based on 22,505,869 shares of Common Stock outstanding. This number includes the 5,760 shares of Common Stock presently issuable upon exercise of the Investor Warrants, but excludes 149,607 shares of Common

   Stock presently issuable at a nominal purchase price upon the exercise of certain warrants held by Citicorp USA, Inc. and 550,537 shares of Common Stock presently issuable at a purchase price equal to $3.37 per share (subject to adjustment) upon the exercise of certain other warrants held by Citicorp USA, Inc.

(3)According to Amendment No. 5 to a Schedule 13D (the "Apollo 13D") filed with the Securities and Exchange Commission (the "SEC") by AFG. The number of shares listed includes 2,304 shares of Common Stock presently purchasable by AFG upon exercise of Investor Warrants. By reason of various relationships between Messrs. Copses, Ressler and Siegel and AFG and its affiliates, Messrs. Copses, Ressler and Siegel may be deemed to beneficially own the shares of Common Stock owned by AFG. Each of Messrs. Copses, Ressler and Siegel disclaims beneficial ownership of such shares.

(4)According to a Schedule 13D filed with the SEC by Mr. Foley.

(5)According   to  a  Schedule  13D  filed  with   the   SEC   by
   Forum/Classic, L.P.

(6)According to Amendment No. 10 to a Schedule 13D (the "Forum Holdings 13D") jointly filed with the SEC by Forum Holdings, HRP Management II, Ltd., HH Genpar Partners, Hampstead Associates, Inc., RAW Genpar Inc. and InCap, Inc. (collectively, the "Forum Holdings Reporting Persons"). The number of shares listed includes 2,304 shares of Common Stock presently purchasable by Forum Holdings upon exercise of Investor Warrants. According to the Forum Holdings 13D, each of the Forum Holdings Reporting Persons may, by reason of certain control relationships, be deemed to beneficially own all of the shares of Common Stock owned directly by Forum Holdings. By reason of various relationships between Messrs. Decker and Whitman and the Forum Holdings Reporting Persons, Messrs. Decker and Whitman may be deemed to beneficially own the shares of Common Stock owned by the Forum Holdings Reporting Persons. Each of Messrs. Decker and Whitman disclaims beneficial ownership of such shares.

(7)According to Amendment No. 8 to a Schedule 13D (the "Healthcare Resources 13D") jointly filed with the SEC by
   Healthcare Resources, Evergreen Healthcare, Inc., and EH Resources, Inc. (collectively, the "Healthcare Resources Reporting Persons"). The number of shares listed includes 1,152 shares of Common Stock presently purchasable by Healthcare Resources upon exercise of Investor Warrants. According to the Healthcare Resources 13D, the Healthcare Resources Reporting Persons may, by reason of certain control relationships, be deemed to beneficially own all of the shares of Common Stock owned directly by Healthcare Resources. By reason of various relationships between Mr.
   Petty and the Healthcare Resources Reporting Persons, Mr. Petty may be deemed to beneficially own the shares of Common Stock owned by the Healthcare Resources Reporting Persons. Mr. Petty disclaims beneficial ownership of such shares.


      Pursuant to a shareholders' agreement (the "Shareholders' Agreement") entered into among the Investors, the Investors have agreed that, at all times prior to the 1996 Annual Meeting of the Shareholders of the Company (the "1996 Annual Meeting"), the
Board will consist of eleven persons: (i) three persons nominated by AFG, (ii) three persons nominated by Forum Holdings,
(iii) one person nominated by Healthcare Resources, and (iv) four persons acceptable to each of the Investors. The Investors further agreed that from and after the 1996 Annual Meeting, the right to nominate seven of the Company's directors will be allocated among the Investors in proportion to their relative percentages of Common Share ownership, and that the remaining four directors will be persons acceptable to each of the Investors.

      The Shareholders' Agreement provides for the establishment and maintenance of the Executive Committee. Each of the Investors has agreed to use its respective best efforts to cause the Executive Committee to consist of at least three Investor designees (consisting of one designee designated by each Investor) and such additional directors of the Company, if any, as shall be acceptable to each of the Investors.

      Subject to certain exceptions, the Shareholders' Agreement requires that any Investor that desires to sell all or any portion of its shares of Common Stock must first give notice to the other Investors, which will then have the right to purchase such shares at the price and on the other terms specified in such notice. If no other Investor exercises its right to purchase such shares, the Investor desiring to sell such shares will be free to do so on the terms and subject to the conditions set forth in the Shareholders' Agreement (and, under certain circumstances, will be required to allow one or more of the other Investors to participate in such sale).

      The Shareholders' Agreement will terminate on June 14, 1998 or, under certain circumstances, earlier with respect to all or some of the parties thereto.

      So long as the Investors beneficially own a majority of the outstanding Common Stock of the Company, the Investors acting together will have the power to cause their nominees to be elected and re-elected to the Board and to approve any action requiring shareholder approval, such as the adoption of amendments to the Articles of Incorporation (subject to limited exceptions) and certain mergers, sales of all or substantially all of the Company's assets or certain going-private transactions.

Security Ownership of Management

      The following table sets forth information as of the close of business on the Record Date with respect to shares of Common Stock beneficially owned by (i) each director, (i) each Named Executive, and (iii) all directors and executive officers of the Company as a group. All shares of Common Stock listed below are beneficially owned directly by the person indicated in the table, except as noted below.

                               Amount and Nature       Percent of
Name of Beneficial Owner    of Beneficial Ownership    Class (1)
- - ------------------------    -----------------------    ----------
Robert A. Whitman (2)                 0                    *
Peter P. Copses (3)                   0                    *
Daniel A. Decker (2)                  0                    *
James E. Eden                         0                    *
Asher O. Pacholder                    0                    *
William G. Petty (4)                  0                    *
Antony P. Ressler (3)                 0                    *
D. Ellen Shuman                       0                    *
Eric B. Siegel (3)                    0                    *
Merlin C. Spencer                   151                    *
George C. Woodard                 3,068 (5)                *
Paul A. Shively                   1,056                    *
Robert A. DeVoss                    680                    *
Davis A. Lewis                      330                    *
John H. Sharpe                      283                    *
All directors and officers        7,568                    *
as a group
____________________

(1)The percentages shown are based on 22,505,869 shares of Common Stock outstanding. This number includes the 5,760 shares of Common Stock presently issuable upon exercise of the Investor Warrants, but excludes 149,607 shares of Common Stock presently issuable at a nominal purchase price upon the exercise of certain warrants held by Citicorp USA, Inc. and 550,537 shares of Common Stock presently issuable at a purchase price equal to $3.37 per share (subject to adjustment) upon the exercise of certain other warrants held by Citicorp USA, Inc.

(2)By reason of various relationships between Messrs. Decker and Whitman and the Forum Holdings Reporting Persons, Messrs. Decker and Whitman may be deemed to beneficially own the shares of Common Stock owned by the Forum Holdings Reporting Persons. Each of Messrs. Decker and Whitman disclaims beneficial ownership of such shares.

(3)By reason of various relationships between Messrs. Copses, Ressler and Siegel and AFG and its affiliates, Messrs. Copses, Ressler and Siegel may be deemed to beneficially own the shares of Common Stock owned by AFG. Each of Messrs. Copses, Ressler and Siegel disclaims beneficial ownership of such shares.

(4)By reason of various relationships between Mr. Petty and the Healthcare Resources Reporting Persons, Mr. Petty may be deemed to beneficially own the shares of Common Stock owned by the Healthcare Resources Reporting Persons. Mr. Petty disclaims beneficial ownership of such shares.

(5)Of  the 3,068 shares of Common Stock shown to be owned by  Mr.
   Woodard,  1,272 shares are owned by his spouse.   Mr.  Woodard
   disclaims beneficial ownership of such shares.

*  Less than 1%.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Exchange Act requires directors and executive officers of the Company, and persons who own more than 10% of the issued and outstanding Common Shares, to file reports of ownership and changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company copies of all Section 16(a) forms they file.

       Based   solely  on  review  of  those  copies  or  written
representations that no Forms 5 were required, the Company believes that, during its fiscal year ended March 31, 1994, all
Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with.


                         MISCELLANEOUS

Submission of Proposals by Shareholders

     In order to be eligible for inclusion in the Company's proxy statement and form of proxy for the 1995 Annual Meeting of Shareholders any proposal of a shareholder must be received by the Company at its principal executive offices in Indianapolis, Indiana by __________ ___, 1995.

Proxy Solicitation

      In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials.

                                                       APPENDIX A

                       FORUM GROUP, INC.

                     EQUITY INCENTIVE PLAN


      1. Purpose. The purpose of this Plan is to attract and retain qualified officers and other salaried employees of Forum
Group, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with appropriate incentives.

     2.   Definitions.  As used in this Plan,

      "Appreciation  Right"  means a right  granted  pursuant  to
Section  5  of  this Plan, including a Free-standing Appreciation
Right and a Tandem Appreciation Right.

      "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing
Appreciation Right.

     "Board" means the Board of Directors of the Corporation.

      "Code" means the Internal Revenue code of 1986, as amended from time to time.

      "Committee" means the committee described in Section 14(a) of this Plan.

      "Common Shares" means (i) shares of the Common Stock, without par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

     "Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares of Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

      "Deferral  Period" means the period of  time  during  which
Deferred  Shares  are  subject  to  deferral  limitations   under
Section 7 of this Plan.

      "Deferred Shares" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

      "Free-standing  Appreciation Right" means  an  Appreciation
Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

      "Incentive  Stock  Option" means an Option  Right  that  is
intended  to  qualify  as  an  "incentive  stock  option"   under
Section 422 of the Code or any successor provision thereto.

     "Management Objectives" means the achievement of performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Restricted Shares.

      "Market Value per Share" means the fair market value of the Common Shares as determined by the Committee from time to time.

      "Nonqualified Option" means an Option Right that is not intended to qualify as a Tax-qualified Option.

      "Optionee" means the person so designated in an agreement evidencing an outstanding Option Right.

      "Option Price" means the purchase price payable upon the exercise of an Option Right.

      "Option Right" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-qualified Option granted pursuant to Section 4 of this Plan.

      "Participant" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other salaried employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

      "Performance  Period" means, in respect  of  a  Performance
Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

      "Performance Share" means a bookkeeping entry that  records the equivalent of one Common Share awarded pursuant to Section  8 of this Plan.

      "Performance Unit" means a bookkeeping entry that records a unit equivalent of $1.00 awarded pursuant to Section 8 of this Plan.

      "Reload Option Rights" means additional Option Rights automatically granted to an Optionee upon the exercise of Option
Rights pursuant to Section 4(f) of this Plan.

      "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

      "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule to the same effect.

      "Spread" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

       "Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

      "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

      "Tax-qualified Option" means an Option Right that is intended to qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

      3.   Shares and Performance Units Available under the Plan.
(a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred and covered by outstanding awards granted under this Plan shall not in the aggregate exceed 2,500,000 Common Shares, which may be Common

Shares of original issuance or Common Shares held in treasury or a combination thereof. For the purposes of this Section 3(a):

           (i) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

          (ii) Common Shares converted by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

      (b) Notwithstanding anything in Section 3(a) hereof, or elsewhere in this Plan, to the contrary, the aggregate number of Common Shares actually issued or transferred by the Corporation upon the exercise of the Incentive Stock Options shall not exceed 2,500,000 Common Shares.

      4. Option Rights. The Committee may from time to time authorize grants to Participants of options to purchase Common
Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

           (a) Each grant shall specify the number of Common Shares to which it pertains; provided, however, that no participant shall be granted Option Rights for more than 1,000,000 Common Shares during any one fiscal year, subject to adjustment as provided in Section 10 of this Plan.

           (b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include
     (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation,
     (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, or such basis as the Committee may determine in accordance with this Plan and
     (iv) any combination of the foregoing.

           (d) Any grant of a Nonqualified Option may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

           (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the Common Shares to which the exercise relates.

           (f) Any grant may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights, for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above; provided, however, that the term of any Reload Option Right shall not extend beyond the term of the Option Right originally exercised.

          (g) Successive grants may be made to the same Optionee regardless of whether any Option Rights previously granted to the Optionee remain unexercised.

           (h) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a change in control of the Corporation or other similar transaction or event.

           (i)  Option Rights granted pursuant to this Section  4
     may be Nonqualified Options or Tax-qualified Options or combinations thereof.

           (j) Any grant of an Option Right may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

          (k) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

           (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

      5. Appreciation Rights. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

          (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

           (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

           (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

           (e) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

           (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the
     Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

           (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

          (h)  Regarding Free-standing Appreciation Rights only:

                     (i)   Each grant shall specify in respect of
          each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant;

                     (ii)   Successive grants may be made to  the
          same    Participant   regardless   of    whether    any
          Free-standing Appreciation Rights previously granted to the Participant remain unexercised;

                     (iii)       Each  grant  shall  specify  the
          period or periods of continuous employment, or continuous engagement of the consulting services, of the Participant by the Corporation or any Subsidiary that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable; and any grant may provide for the earlier exercise of the Free-standing Appreciation Rights in the event of a change in control of the Corporation or other similar transaction or event; and

                     (iv)  No  Free-standing  Appreciation  Right
          granted  under this Plan may be exercised more than  10
          years from the Date of Grant.

      6. Restricted Shares. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

           (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

           (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market
     Value per Share on the Date of Grant.

           (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of
     Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

           (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

           (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

           (f) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by an officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

      7. Deferred Shares. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

           (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

           (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market
     Value per Share on the Date of Grant.

          (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period in the event of a change in control of the Corporation or other similar transaction or event.

           (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

           (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

       8. Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a)  Each grant shall specify the number of Performance
     Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

           (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination in the event of a change in control of the Corporation or other similar transaction or event.

          (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services.

           (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

           (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

           (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

           (g) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or
     additional   Common  Shares  on  a  current,   deferred   or
     contingent basis.

          (h) The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

           (i) Each grant shall be evidence by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

       9. Transferability. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

      (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

      10. Adjustments. The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such Option Rights and Appreciation Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or
(b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan and the maximum number of Common Shares specified in
Section 4(a) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.

      11.   Fractional  Shares.   The Corporation  shall  not  be
required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

      12. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Shares. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

      13. Certain Terminations of Employment or Consulting Services, Hardship, and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment or consulting services to enter public or military service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

      14. Administration of the Plan. (a) This Plan shall be administered by the Compensation Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

     (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares. Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

      15. Amendments and Other Matters. (a) This Plan may be amended from time to time by the Committee; provided, however, except as expressly authorized by this Plan, no such amendment shall increase the maximum number of Common Shares specified in
Section 3(a) hereof, increase the number of Common Shares specified in Section 4(a) hereof or otherwise cause this Plan to cease to satisfy any applicable condition of Rule 16b-3, without the further approval of the shareholders of the Corporation.

      (b) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to the Participant.

      (c) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

     (d) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

      (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the shareholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

      16. Termination of the Plan. No further awards shall be granted under this Plan after the passage of 10 years from the date on which the Plan is first approved by the shareholders of the Corporation.

                        [Form of Proxy]


                       FORUM GROUP, INC.

   Proxies Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders on September 13, 1994

      The undersigned hereby appoints Peter P. Copses, Daniel A. Decker, William G. Petty, Jr. and Robert A. Whitman, and each of them, as proxies of the undersigned, with full power of substitution, to represent and vote as set forth herein all of the shares of Common Stock of Forum Group, Inc. (the "Company") held of record by the undersigned on July 29, 1994, at the Annual Meeting of Shareholders of the Company to be held at Wyndham Checkers, 535 South Grand Avenue, Los Angeles, California on Tuesday, September 13, 1994, at 9:00 a.m., Los Angeles time, and at any and all postponements and adjournments thereof.


1.   Election of Directors:

     For all    [ ]     To WITHHOLD AUTHORITY to    [ ]
     nominees           vote for any individual
     listed below       nominee, place an "X" in
                        this box and strike a
                        line through the
                        nominee's name listed
                        below.

     Nominees for Director:
Peter P. Copses, Daniel
A. Decker, James E.
Eden, Asher O.
Pacholder, William G.
Petty, Jr., Antony P.
Ressler, D. Ellen
Shuman, Eric B. Siegel,
Merlin C. Spencer,
Robert A. Whitman and
George D. Woodard


                THIS PROXY, WHEN PROPERLY EXECUTED, WILL  BE
          VOTED IN THE MANNER DIRECTED.  IF NO DIRECTION  IS
          INDICATED,  THIS  PROXY WILL BE  VOTED  "FOR"  ALL
          ITEMS.

       (Continued, and to be dated and signed, on the other side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL ITEMS SET FORTH HEREIN

2. The amendment to the Company's Restated Articles of Incorporation to eliminate the prohibition against nonvoting equity securities.

          FOR  __                AGAINST   __           ABSTAIN __

3. The amendment to the Company's Restated Articles of Incorporation relating to the indemnification of directors and officers of the Company.

          FOR __                 AGAINST   __           ABSTAIN __

4. The amendment of the Company's Restated Articles of Incorporation to modify the definition of "Continuing Director".

          FOR __                 AGAINST   __           ABSTAIN __

5.   The approval of the Forum Group, Inc. Equity Incentive Plan.

          FOR __                 AGAINST   __           ABSTAIN __

6. The ratification of the appointment of KPMG Peat Marwick as the Company's independent accountants for the Company's fiscal year ending March 31, 1995.

          FOR __                 AGAINST   __           ABSTAIN __

7. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual
     Meeting.


                              This proxy should be dated, signed by the shareholder as his or her name appears hereon, and returned promptly in the enclosed envelope. Joint owners should each sign personally, and trustees and others signing in a representative capacity should indicate the capacity in which they sign.

                              Dated__________________________________, 1994



                              ______________________________________________
                                         Signature of Shareholder


                              ______________________________________________
                                         Signature of Shareholder

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD
PROMPTLY, USING THE ENVELOPE PROVIDED.

PLEASE MARK YOUR CHOICE BY PLACING AN "X"
IN THE APPROPRIATE BOX.

<END>